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                          STOCKHOLDER RIGHTS AGREEMENT


         THIS STOCKHOLDER RIGHTS AGREEMENT (the "Agreement") is dated as of this 9th day of August, 1999, by and between Interspeed, Inc., a Delaware corporation (the "Company"), and Brooktrout, Inc. ("Brooktrout").

         WHEREAS, Brooktrout has agreed to enter into a Transition Services Agreement, dated as of the effective date of the Company's initial public offering of its common stock, with Brooktrout to provide the Company with certain transition services through December 31, 1999 in connection with Interspeed becoming a more autonomous entity; and

         WHEREAS, the execution of this Agreement is an inducement and a condition precedent to Brooktrout providing the transition services;

         NOW, THEREFORE, in consideration of the premises, as an inducement to Brooktrout to provide the transition services and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Brooktrout hereby covenant and agree with each other as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "COMMISSION" shall mean the United States Securities and Exchange Commission, or any other federal agency administering the Securities Act and the Exchange Act at the time;.

                  "COMMON STOCK" shall mean (i) the Company's common stock, par value $0.01 per share, as authorized on the date of this Agreement, (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount per share, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the payment thereof, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency), and (iii) any other securities into which or for which any of the securities described in (i) or (ii) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.


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                  "PERSON" shall mean an individual, a corporation, a
partnership, a joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

                  "REGISTRABLE SECURITIES" shall mean (i) any shares of Common Stock held by Brooktrout at any time, and (ii) any other securities issued and issuable with respect to any such shares described in clauses (i) and (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (it being understood that for purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected).

                  "REGISTRATION EXPENSES" shall mean the expenses so described in Section 6 hereof.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         2.       DEMAND REGISTRATION.

                  (a) At any time after the initial public offering of the Company's Common Stock pursuant to an effective registration under the Securities Act, the holders of at least ten percent (10%) of the Registrable Securities may notify the Company that they intend to offer or cause to be offered for public sale all or any portion of their Registrable Securities in the manner specified in such request. The Company will use its best efforts to expeditiously effect the registration of all Registrable Securities to the extent provided for in the following provisions of this Agreement. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2 within ninety (90) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Registrable Securities shall have been entitled to join pursuant to Section 4 and in which there shall have been effectively registered all Registrable Securities as to which registration shall have been requested (or in the event of an initial public offering, 180 days after the date of the final prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act or if no filing under Rule 424(b) is made, the date of the final prospectus included in the Form S-1 when declared effective under the Securities Act).

                  (b) If a requested registration involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter, PROVIDED that the shares to be excluded shall be determined in the following order of priority: (i) securities held by any other Persons (other than the holders of Registrable Securities) having a contractual, incidental "piggy back" right to


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include such securities in the registration statement, (ii) Registrable
Securities of holders who did not make the original request for registration and, if necessary, (iii) Registrable Securities of holders who requested such registration pursuant to Section 2(a). If there is a reduction of the number of Registrable Securities pursuant to clauses (ii) or (iii), such reduction shall be made on a pro rata basis (based upon the aggregate number of Registrable Securities held by such holders).

                  (c) With respect to a request for registration pursuant to
Section 2(a) which is for an underwritten public offering, the managing underwriter shall be chosen by the holders of a majority of the Registrable Securities to be sold in such offering (which approval will not be unreasonably withheld or delayed). The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable) to become effective within one hundred twenty (120) days following the effective date of any registration required pursuant to this Section 2.

         3.       FORM S-3.

                  (a) After the first public offering of its securities registered under the Securities Act, the Company shall use its best efforts to qualify and remain qualified to register securities on Form S-3 (or any successor form) under the Securities Act. At any time that the Company is so qualified, the holders of at least ten percent (10%) of the Registrable Securities shall have the right to request any number of registrations on Form S-3 (or any successor form) for the Registrable Securities held by such requesting holders, including registrations for the sale of such Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such holder or holders.

                  (b) In the case of a registration for the sale of Registrable Securities on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration Statement"), upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event which makes any statement made in the Shelf Registration Statement or related prospectus untrue or which requires the making of any changes in such Shelf Registration Statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, each holder of Registrable Securities registered under such Shelf Registration Statement shall forthwith discontinue disposition of such Registrable Securities pursuant to such Shelf Registration Statement until such holder's receipt of the copies of the supplemented or amended prospectus or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus; PROVIDED, HOWEVER, that the Company shall not give a Suspension Notice until after the Shelf Registration Statement has been declared effective and shall not give more than one Suspension Notice during any period of twelve
(12) consecutive


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months and in no event shall the period from the date on which any holder of
Registrable Securities receives a Suspension Notice to the date on which any such holder receives either the Advice or copies of the supplemented or amended prospectus (the "Suspension Period") exceed sixty (60) days. In the event that the Company shall give any Suspension Notice, the Company shall use its best efforts and take such actions as are reasonably necessary to render the Advice and end the Suspension Period as promptly as practicable.

         4. PIGGYBACK REGISTRATION. If the Company at any time after the initial public offering of the Company's Common Stock pursuant to an effective registration under the Securities Act, proposes to register any of its securities under the Securities Act for sale to the public (except pursuant to a demand under Section 2 hereof and except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice at the applicable address of record to each holder of Registrable Securities of its intention to do so. Upon the written request of any of such holders of the Registrable Securities, given within twenty (20) days after receipt by such Person of such notice, the Company will, subject to the limits contained in this
Section 4, use its best efforts to cause all such Registrable Securities of said requesting holders to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities; PROVIDED, HOWEVER, that if the Company is advised in writing in good faith by any managing underwriter of the Company's securities being offered in a public offering pursuant to such registration statement that the amount to be sold by persons other than the Company (collectively, "Selling Stockholders") is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including such holders of shares of Registrable Securities) to a number deemed satisfactory by such managing underwriter; and PROVIDED FURTHER, that the shares to be excluded shall be determined in the following order of priority: (i) securities held by any Persons not having any such contractual, incidental registration rights, (ii) securities held by any Persons having contractual, incidental registration rights pursuant to an agreement which is not this Agreement, and (iii) the Registrable Securities sought to be included by the holders thereof as determined on a pro rata basis (based upon the aggregate number of Registrable Securities held by such holders).

         5. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

                  (a) use its best efforts diligently to prepare and file with the Commission a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its best efforts to cause such registration statement to become and remain effective until completion of the proposed offering;


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                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

                  (c) furnish to each selling holder and the underwriters, if any, such number of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such selling holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling holder;

                  (d) use every reasonable effort to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as each selling holder shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                  (e) within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the Commission, furnish to counsel selected by the holders of Registrable Securities copies of such documents proposed to be filed, which documents shall be subject to the reasonable approval of such counsel;

                  (f) promptly notify each selling holder of Registrable Securities, such selling holders' counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (g) use its best efforts to prevent the issuance of any order suspending the effectiveness of a registration statement, and if one is issued use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;


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                  (h) if requested by the managing underwriter or underwriters
(if any), any selling holder, or such selling holder's counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as such Person requests to be included therein, including, without limitation, with respect to the securities being sold by such selling holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

                  (i) make available to each selling holder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such selling holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement;

                  (j) enter into any reasonable underwriting agreement required by the proposed underwriter(s) for the selling holders, if any, and use its best efforts to facilitate the public offering of the securities;

                  (k) furnish to each prospective selling holder a signed counterpart, addressed to the prospective selling holder, of (A) an opinion of counsel for the Company, dated the effective date of the registration statement, and (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

                  (l) use its best efforts to cause the securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which the Common Stock of the Company is then listed or quoted (or if the Common Stock is not yet listed or quoted, then on such exchange or quotation system as the selling holders of Registrable Securities and the Company shall determine);

                  (m) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any comparable successor provisions); and


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                  (n) otherwise cooperate with the underwriter(s), the
Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any securities under this Agreement.

         6. EXPENSES. All reasonable expenses incurred in effecting the registrations provided for in Sections 2, 3 and 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 5(d) hereof (all of such expenses referred to as "Registration Expenses"), shall be paid by the Company.

         7.       INDEMNIFICATION.

                   (a) The Company shall indemnify and hold harmless the selling holder of Registrable Securities, each underwriter (as defined in the Securities
Act), and each other Person who participates in the offering of such securities and each other Person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person (individually and collectively, the "Indemnified Person") against any losses, claims, damages or liabilities (collectively, the "liability"), joint or several, to which such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Except as otherwise provided in Section 7(d), the Company shall reimburse each such Indemnified Person in connection with investigating or defending any such liability; PROVIDED, HOWEVER, that the Company shall not be liable to any Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Person specifically for use therein, or upon such statement or omission therein based on the authority of an expert within the meaning of that term as defined in the Securities Act (but only if the Company had no reasonable ground to believe, and did not believe, that the statements made on the authority of an expert were untrue or that there was an omission to state a material fact); and PROVIDED FURTHER, that the Company shall not be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act regardless of any investigation made by or on behalf of such Indemnified Person and shall survive transfer of such securities by such seller.


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                  (b) Each selling holder of any securities included in such registration being effected shall indemnify and hold harmless each other selling holder of any securities, the Company, its directors and officers, each underwriter and each other Person, if any, who controls the Company or such underwriter (individually and collectively also the "Indemnified Person"), against any liability, joint or several, to which any such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such selling holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission by such selling holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such selling holder specifically for use therein, and then only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission by the selling holder was not based on the authority of an expert as to which the selling holder had no reasonable ground to believe, and did not believe, that the statement made on the authority of such expert was untrue or that there was an omission to state a material fact. Such selling holder shall reimburse any Indemnified Person for any legal fees incurred in investigating or defending any such liability; PROVIDED, HOWEVER, that such selling holder's obligations hereunder shall be limited to an amount equal to the proceeds to such selling holder of the securities sold in any such registration; and PROVIDED FURTHER, however, that no selling holder shall be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

                  (c) Indemnification similar to that specified in Sections 7(a) and (b) shall be given by the Company and each selling holder (with such modifications as may be appropriate) with respect to any required registration or other qualification of their securities under any federal or state law or regulation of governmental authority other than the Securities Act.

                  (d) In the event the Company, any selling holder or other Person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Sections 7(a), (b) or (c) above, the Person claiming indemnification under such paragraphs shall promptly notify the Person against whom indemnification is sought of such complaint, notice, claim or action, and such indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action. The Person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Person against whom indemnification is sought (unless the indemnifying party fails to promptly defend, in which case the fees and expenses of such separate counsel shall be


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borne by the Person against whom indemnification is sought). In no event shall a
Person against whom indemnification is sought be obligated to indemnify any Person for any settlement of any claim or action effected without the indemnifying Person's prior written consent.

         8. COMPLIANCE WITH RULE 144. In the event that the Company (i) registers a class of securities under Section 12 of the Exchange Act or (ii) shall commence to file reports under Section 13 or 15(d) of the Exchange Act, the Company will use its best efforts thereafter to file with the Commission such information as is required under the Exchange Act for so long as there are holders of Registrable Securities; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any comparable successor rules). The Company shall furnish to any holder of Registrable Securities upon request a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144 (or such comparable successor rules). After the occurrence of the first underwritten public offering of Common Stock of the Company pursuant to an offering registered under the Securities Act on Form S-1 or Form SB-1 (or any comparable successor forms), subject to the limitations on transfers imposed by this Agreement, the Company shall use its best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.

         9. AMENDMENTS. The provisions of this Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of at least a majority of the Registrable Securities.

         10. TRANSFERABILITY OF REGISTRATION RIGHTS. The registration rights set forth in this Agreement are transferable to each transferee of Registrable Securities, other than a transferee whose activities, products or services are competitive with the activities, products or services of the Company as of the date of such transfer; provided however, that the registration rights set forth in this Agreement shall not be transferable to a transferee of Registrable Securities if such securities are freely transferable. Each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.

         11. RIGHTS WHICH MAY BE GRANTED TO SUBSEQUENT INVESTORS. Other than permitted transferees of Registrable Securities under Section 10 hereof, the Company shall not, without the prior written consent of holders of at least a majority of the Registrable Securities, (a) allow purchasers of the Company's securities to become a party to this Agreement or (b) grant any other registration rights to any third parties.

         12. DAMAGES. The Company recognizes and agrees that each holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by


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any holder of Registrable Securities or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

         13.      CONTROL PERSON INDEMNIFICATION.

                  (a) The Company shall, to the full extent permitted by law, and in addition to any such rights which any Indemnified Person (as defined herein) may have pursuant to statute, the Company's charter, the Company's by-laws, or otherwise, indemnify and hold harmless Brooktrout (including its respective directors, officers, partners, employees and agents) and each person (a "Controlling Person" and collectively with Brooktrout, the "Brooktrout Indemnified Parties") who controls Brooktrout within the meaning of Section 15 of the Securities Act, or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses and liabilities, joint or several, including any investigation, legal and other expenses incurred in connection with the investigation, defense, settlement or appeal of, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted ("Losses" or "Loss"), to which they, or any of them, may become subject by reason of their status as a director, agent, representative or controlling person of the Company (including, without limitation, any and all Losses under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, relating directly or indirectly to any fiduciary or other obligation owed to the Company, its stockholders or any purchasers of its securities as a result of Brooktrout's ownership of any securities of the Company or sale of any of the Company's securities or their status as a control person); PROVIDED, HOWEVER, that the Company will not be liable to the extent that such Loss (i) arises out of or as a result of the gross negligence or willful misconduct of any Brooktrout Indemnified Party or (ii) arises from and is based on an untrue statement or omission or alleged untrue statement or omission in a registration statement or prospectus which is made in reliance on and in conformity with written information furnished to the Company in an instrument duly executed by or on behalf of such Brooktrout Indemnified Party specifically stating that it is for use in the preparation thereof. The indemnification and contribution provided for in this Section 13 will remain in full force and effect regardless of any investigation made by or on behalf of the Brooktrout Indemnified Parties or any officer, director, employee, agent or Controlling Person of the Brooktrout Indemnified Parties.

                  (b) If the indemnification provided for in Section 13(a) above for any reason is held by a court of competent jurisdiction to be unavailable to a Brooktrout Indemnified Party in respect of any Losses referred to therein, then the Company, in lieu of indemnifying the Brooktrout Indemnified Party thereunder, shall contribute to the amount paid or payable by such Brooktrout Indemnified Party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Brooktrout, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and Brooktrout in connection with the action or inaction which resulted in such Losses, as well as any other relevant equitable


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considerations. In connection with the registration of the Company's securities, the relative benefits received by the Company and Brooktrout shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and Brooktrout, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities so offered. The relative fault of the Company and Brooktrout shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Brooktrout and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and Brooktrout agree that it would not be just and equitable if contribution pursuant to this Section 13(b) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In connection with the registration of the Company's securities, in no event shall Brooktrout be required to contribute any amount under this Section 13(b) in excess of the lesser of (i) that proportion of the total of such Losses indemnified against equal to the proportion of the total securities sold under such registration statement which is being sold by Brooktrout or (ii) the proceeds received by Brooktrout from its sale of securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

                  (c) Any Brooktrout Indemnified Party that proposes to assert the right to be indemnified under this Section 13 will, promptly after receipt of notice of commencement of any claim or action against such party in respect of which a claim is to be made against the Company under this Section 13, notify the Company of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify the Company will not relieve the Company from any liability that the Company may have to any Brooktrout Indemnified Party under the foregoing provisions of this Section 13 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the Company. Subject to the rights of or duties to any insurer or other third person having liability therefor, the Company shall have the right promptly after receipt of such notice to assume the control of such defense, compromise or settlement of any such action, including, at its own expense, employment of counsel reasonably satisfactory to the Brooktrout Indemnified Party. Notwithstanding the preceding sentence, in any such matter described in the preceding sentence, the Brooktrout Indemnified Party shall have the right to retain its own separate counsel, but the fees and expenses of such counsel shall be at the Brooktrout Indemnified Party's expense unless (a) the Brooktrout Indemnified Party and the Company have agreed to the contrary, (b) the Company has failed within a reasonable time to retain counsel reasonably satisfactory to the Brooktrout Indemnified Party or (c) representation of both the Brooktrout Indemnified Party and the Company by the same counsel could be inappropriate due to actual or potential differing interests between them. In any matter described above where the

Brooktrout Indemnified Party has obtained counsel to represent it in addition to the counsel obtained by the Company, counsel selected by the Company shall be required to cooperate fully with counsel selected by the Brooktrout Indemnified Party in such matter. The Company shall not settle any action or claim for which indemnification is sought under this Section 13 without the prior written consent of the Brooktrout Indemnified Party.

         14. LOCK-UP AGREEMENT. All of Brooktrout's rights under Sections 2,3 and 4 of this Agreement are subject to the lock-up agreement entered into by between Brooktrout and U.S. Bancorp Piper Jaffray, Warburg Dillon Read LLC and Tucker Anthony Cleary Gull, as representatives of the several underwriters in connection with Interspeed's initial public offering.

         15.      MISCELLANEOUS.

                  (a) All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission (with a copy by mail), or delivered to the applicable party at the addresses indicated below:

         IF TO THE COMPANY:

                  Interspeed, Inc.
                  39 High Street
                  North Andover, Massachusetts  01845
                  Attention: Stephen A. Ide
                  Telecopy No.: (978) 688-4798

         WITH A COPY TO:

                  Goodwin, Procter & Hoar  LLP
                  Exchange Place
                  53 State Street
                  Boston, MA  02109
                  Attention: Thomas P. Storer, P.C.
                  Telecopy No.:  (617) 523-1231

         IF TO BROOKTROUT:

                  Brooktrout Technology, Inc.
                  410 First Avenue
                  Needham, MA  02194
                  Attention: Robert C. Leahy
                  Telecopy No.:  (781) 449-2025

         WITH A COPY TO:

                  Goodwin, Procter & Hoar  LLP
                  Exchange Place
                  53 State Street
                  Boston, MA  02109
                  Attention: Thomas P. Storer, P.C.
                  Telecopy No.:  (617) 523-1231

         IF TO ANY OTHER HOLDER OF REGISTRABLE SECURITIES:

                  At such Person's address for notice as set forth in the books and records of the Company or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to other parties complying as to delivery with the terms of this subsection (a). All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) two days after being deposited in the mails or (ii) one day after being delivered to the telegraph company, deposited with the express overnight courier service or sent by electronic facsimile transmission, respectively, addressed as aforesaid.

                  (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws principles thereof. Except with respect to matters as to which injunctive relief is being sought, any dispute arising out of or relating to this Agreement that has not been settled within thirty (30) days by good faith negotiation between the parties to this Agreement shall be submitted to the JAMS/Endispute, Inc. for final and binding arbitration pursuant to the JAMS/Endispute, Inc.'s Arbitration Rules. Any such arbitration shall be conducted in Boston, Massachusetts.

                  (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (d) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.



                                            INTERSPEED, INC.


                                            By: /s/ Stephen A. Ide
                                                --------------------------------
                                                Name:  Stephen A. Ide
                                                Title: President



                                            BROOKTROUT, INC.


                                            By: /s/ Eric R. Giler
                                                --------------------------------
                                                Name:  Eric R. Giler
                                                Title: President


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]